Aurora Loan Services
a Lehman Brothers Company

Certification Regarding Compliance with Applicable Servicing Criteria

1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of
    Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-backed securities transactions for which Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterprises or Government National Mortgage Association, for which the asset type is mortgage loans that (i) are primarily categorized by the servicing designations of conventional prime', 'conventional alt-a' and 'subprime' and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Platform as of December 31, 2007;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole; and

8. Ernst & Young LLP, a registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.


Aurora Loan Services LLC

                                           By:/s/Terry Gentry
                                              -------------------------
                                           Name: Terry Gentry
                                           Title: Managing Director,
                                                  Loan Administration












Aurora Loan Services
a Lehman Brothers Company



                                    APPENDIX A


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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
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Reference                           Criteria                                                                           NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer       by
                                                                                          Vendor(s)   or vender(s)   Aurora or
                                                                                          for which   for which         by
                                                                              Performed   Aurora       Aurora     subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by     Responsible  Responsible   retained by
                                                                                Aurora      Party       Party          Aurora

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                               General Servicing Considerations
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                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in          X
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                      X
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                  Any requirements in the transaction agreements to maintain a                                            X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
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                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the   X
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank            X           X
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor    X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as           X
1122(d)(2)(iii)   specified in the transaction agreements.
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                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the             X
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction          X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets
1122(d)(2)(v)     the requirements of Section 240.13k-1(b)(1) of this chapter
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                  Unissued checks are safeguarded so as to prevent unauthorized   X
1122(d)(2)(vi)    access.
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Aurora Loan Services
A Lehman Brothers Company

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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
Reference                           Criteria                                                                           NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer       by
                                                                                          Vendor(s)   or vender(s)   Aurora or
                                                                                          for which   for which         by
                                                                              Performed   Aurora       Aurora     subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by     Responsible  Responsible   retained by
                                                                                Aurora      Party       Party          Aurora

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                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared
                  within 30 calendar days after the bank statement cutoff date,   X
                  or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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                       Investor Remittances and Reporting
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                  Reports to investors, including those to be filed with the      X(1,2)                                  X(1)
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.
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                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other     X(2)
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such       X(2)
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
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                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or       X(2)
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
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                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage      X
1122(d)(4)(i)     loan documents.
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                  Pool assets and related documents are safeguarded as            X
1122(d)(4)(ii)    required by the transaction agreements.
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(1) For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2007 and for the Reporting Period. No assessment of compliance, therefore, is necessary.

(2) Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.

Aurora Loan Services
A Lehman Brothers Company

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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
Reference                           Criteria                                                                           NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer       by
                                                                                          Vendor(s)   or vender(s)   Aurora or
                                                                                          for which   for which         by
                                                                              Performed   Aurora       Aurora     subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by     Responsible  Responsible   retained by
                                                                                Aurora      Party       Party          Aurora

--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any          X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
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                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are            X           X
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
1122(d)(4)(iv)    in accordance with the related pool asset documents.
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                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's        X
1122(d)(4)(v)     unpaid principal balance.
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                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in          X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
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                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.         X           X
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                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at   X
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related    X
1122(d)(4)(ix)    pool asset documents.
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                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  repayment of the related pool asset or such other number of
1122(d)(4)(x)     days specified in the transaction agreements.                   X
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                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided                                  X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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Aurora Loan Services
A Lehman Brothers Company

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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
Reference                           Criteria                                                                           NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer       by
                                                                                          Vendor(s)   or vender(s)   Aurora or
                                                                                          for which   for which         by
                                                                              Performed   Aurora       Aurora     subservicer(s)
                                                                              Directly    is the      is NOT the    or vendor(s)
                                                                                  by     Responsible  Responsible   retained by
                                                                                Aurora      Party       Party          Aurora

--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the                               X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
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                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in      X
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction      X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item                                           X
                  1114(a)(1) through (3) or Item 1115 of this Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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